UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 2 TO SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

[x]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

BRAZIL INTERACTIVE MEDIA, INC.

(Name of Registrant as Specified in Its Charter)

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BRAZIL INTERACTIVE MEDIA, INC.

3457 Ringsby Court, Unit 111

Denver, Colorado 80216-4900

NOTICE OF WRITTEN CONSENT IN LIEU OF MEETING OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

Notice is hereby given to you that all members of our board of directors and the holders of a majority of the outstanding shares of our common stock have, by written consent in lieu of a stockholders’ meeting, approved and authorized the Company to: (1) enter into the Agreement and Plan of Merger, dated as of May 15, 2014, by and among the Company, Cannamerica, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and Hollister & Blacksmith, Inc. d/b/a American Cannabis Consulting, Inc., a Colorado corporation, and perform the transactions contemplated thereby (2) file the necessary certificates of merger to effectuate the transactions contemplated by the Agreement and Plan of Merger; (3) file a Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as amended, to change the Company’s name to “American Cannabis Company, Inc.” upon the effectiveness of the transactions contemplated by the Agreement and Plan of Merger; and (4) enter into the Separation and Exchange Agreement, dated as of May 16, 2014, by and among the Company, BIMI, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and Brazil Investment Holding, LLC, a Delaware limited liability company and the majority stockholder of the Company, and perform the transactions contemplated thereby.

Holders of a majority of the outstanding shares of our common stock, being approximately 77.30%, approved the foregoing corporate actions pursuant to a written consent, such holders reflecting shares of our common stock held prior to the transactions contemplated by the Agreement and Plan of Merger or the Separation and Exchange Agreement.

This Notice and the accompanying Information Statement is being made available on or July 29, 2014  to all of our stockholders of record at the close of business on April 30, 2014.

In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the corporate actions will be effective no earlier than twenty (20) days after this Information Statement has been made available to our stockholders.

By Order of the Board of Directors,

/s/ Corey Hollister

Corey Hollister, Chief Executive Officer

Denver, Colorado

July 29, 2014

INFORMATION STATEMENT

OF

BRAZIL INTERACTIVE MEDIA, INC.

3457 Ringsby Court, Unit 111

Denver, Colorado 80216-4900

NOTICE OF WRITTEN CONSENT IN LIEU OF MEETING OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Brazil Interactive Media, Inc., a Delaware corporation (the “Company,” “we,” “our,” or “us”), is making this Information Statement available on or about July 29, 2014  to all the Company’s stockholders of record as of April 30, 2014   (the “record date”).  As of the record date, 45,279,114 shares of our common stock were issued and outstanding.

Each outstanding share of our common stock is entitled to one vote per share. Holders of approximately 77.30% of the outstanding shares of our common stock prior to the transactions referenced herein have, by written consent in lieu of a stockholders’ meeting (the “Written Consent”), approved and authorized the Company to: (1) enter into the Agreement and Plan of Merger, dated as of May 15, 2014, by and among the Company, Cannamerica, Inc. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of the Company, and Hollister & Blacksmith, Inc. d/b/a American Cannabis Consulting, Inc. (“ACC”), a Colorado corporation (the “Merger Agreement”), and perform the transactions contemplated thereby (2) file the necessary certificates of merger to effectuate the transactions contemplated by the Agreement and Plan of Merger; (3) file a Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as amended, to change the Company’s name to “American Cannabis Company, Inc.” upon the effectiveness of the transactions contemplated by the Agreement and Plan of Merger; and (4) enter into the Separation and Exchange Agreement, dated as of May 16, 2014, by and among the Company, BIMI, Inc. (“BIMI”), a Delaware corporation and wholly-owned subsidiary of the Company, and Brazil Investment Holding, LLC (“Holdings”), a Delaware limited liability company and the majority stockholder of the Company (the “Separation Agreement”), and perform the transactions contemplated thereby.

This Information Statement is being made available pursuant to the requirements of Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to inform holders of our common stock who were entitled to consent to the matters authorized by the Written Consent. This Information Statement also constitutes notice of the actions that have been approved pursuant to the Written Consent for purposes of Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).

Because the Written Consent was executed by holders representing approximately 77.30% of the outstanding shares of our common stock on the record date, which was prior to the transactions contemplated by the Merger Agreement and Separation Agreement, no vote or consent of any other stockholder is being, or will be, solicited in connection with the authorization of the matters set forth in the Written Consent. Under the DGCL and our Bylaws, the votes represented by the holders signing the Written Consent are sufficient in number to authorize the matters set forth in the Written Consent, without the vote or consent of any other stockholder of the Company.  The DGCL provides that any action that is required to be taken, or that may be taken, at any annual or special meeting of stockholders of a Delaware corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding capital stock having not less than the minimum number of votes necessary to authorize such action.

Based on the foregoing, our board of directors (our “Board”) has determined not to call a meeting of stockholders to approve the transactions contemplated by the Written Consent.

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TABLE OF CONTENTS

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 INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to our Bylaws and the DGCL, a vote by the holders of at least a majority of our outstanding shares of common stock was required to approve the corporate actions set forth in the Written Consent. Our Restated Certificate of Incorporation, as amended, does not authorize cumulative voting. As of the record date, 45,279,114 shares of our common stock were issued and outstanding, of which 22,684,836 shares were required to pass any stockholder resolutions. Brazil Investment Holding LLC, formerly named Brazil Interactive Holdings, LLC (the “Consenting Stockholder”), was the record and/or beneficial owner of 35,000,000 shares of the outstanding shares of our common stock outstanding on the record date, which was prior to the transactions contemplated by the Merger Agreement and Separation Agreement. Accordingly, the Consenting Stockholder represented approximately 77.30% of the issued and outstanding shares of our common stock as of such date. Pursuant to Section 228 of the DGCL, the Consenting Stockholder voted in favor of the actions described herein in a written consent, dated the record date. No consideration was paid for any stockholder’s consent.

PROPOSED TRANSACTION

The transactions contemplated by the Merger Agreement include the following:

•	Pursuant to the Merger Agreement, Merger Sub will merge with and into ACC, with ACC continuing as the surviving corporation.

•	Upon completion of the transactions contemplated by the Merger Agreement, each issued and outstanding share of ACC common stock will be exchanged for shares of our common stock, each share of Merger Sub will be converted and exchanged for one share of common stock of ACC and we will change our name to “American Cannabis Company, Inc.”

•	Pursuant to the Separation Agreement, the Company shall distribute all shares of common stock of BIMI held by the Company in exchange for all of the Company’s common stock held by Holdings.

The foregoing does not purport to fully describe the transactions contemplated by the Merger Agreement and/or Separation Agreement. See the section entitled “Merger Agreement” and “Separation Agreement”, and the Merger Agreement and Separation Agreement each of which filed as Exhibit A and Exhibit B, respectively, hereto.

VOTING SECURITIES

Voting Securities of the Company

Our authorized capital stock consists of 100,000,000 shares of common stock, $0.00001 par value per share, and 5,000,000 shares of blank check preferred stock, par value $0.01 per share. As of April 30, 2014, there were 45,279,114 shares of our common stock issued and outstanding.

We anticipate that there will be 40,300,000 shares of our common stock issued and outstanding as of the date that all transactions contemplated by the Merger Agreement and Separation Agreement have been consummated (such date being hereinafter referred to as, the “Post-Transaction Date”).

Authorization or Issuance of Securities Otherwise than for Exchange

Common Stock As Consideration For Merger

Upon the consummation of the transactions contemplated by the Merger Agreement, we shall issue 31,710,628 shares of common stock as consideration for the transactions contemplated thereby. As a result of the issuance of common stock as consideration for the transactions contemplated by the Merger Agreement, ACC’s former stockholders will own approximately 70% of our common stock with a corresponding dilution to our current stockholders.

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Common Stock

The following description is a summary of the material terms of our common stock. Because it is only a summary, it does not contain all the information that may be important to you. For a more thorough understanding of the terms of our common stock, you should refer to our Amended and Restated Articles of Incorporation, as amended.

The holders of our common stock are entitled to dividends as our board of directors may declare, from time to time, from funds legally available therefor, subject to the preferential rights of the holders of our preferred stock, if any, and any contractual limitations on our ability to declare and pay dividends. The holders of our common stock are entitled to one vote per share on any matter to be voted upon by stockholders, subject to certain exceptions relating, among other matters, to our preferred stock, if any. Our Amended and Restated Articles of Incorporation, as amended, do not provide for cumulative voting in connection with the election of directors. Our bylaws provide that all director elections shall be determined by a plurality of the votes cast, and except as required by law, our Amended and Restated Articles of Incorporation, as amended, or our bylaws, all other matters shall be determined by a majority vote. At any meeting of the stockholders, holders of a majority in voting power of the shares issued and outstanding and entitled to vote at such meeting of stockholders will constitute a quorum at such meeting of the stockholders for the transaction of business, subject to the voting rights of our preferred stock, if any. No holder of our common stock has any preemptive right to subscribe for any shares of our common stock issued in the future.

Upon any voluntary or involuntary liquidation, dissolution, or winding up of our affairs, the holders of our common stock are entitled to share ratably in all assets available for distribution after payment of creditors, subject to prior distribution rights of our preferred stock, if any.

Security Ownership of Certain Beneficial Owners of More than Five Percent of our Common Stock

The following table sets forth information regarding each stockholder who will beneficially own more than five percent of our common stock as of the Post-Transaction Date. Except as otherwise indicated, we believe, based on information furnished by such persons, that each person listed below has sole voting and investment power over the voting securities shown as beneficially owned, subject to community property laws, where applicable. Beneficial ownership is determined under the rules of the Securities and Exchange Commission (“SEC”) and includes any shares which the person has the right to acquire within 60 days after the Post-Transaction Date through the exercise of any stock option, warrant or other right.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Corey Hollister 5316 Rustic Ave. Firestone, CO 80504	12,684,251 (2)	31.44%
Ellis Smith 5163 Raleigh St. Denver, CO 80212	12,684,251 (3)	31.44%
Anthony Baroud 2225 East Oakton Street Arlington Heights, IL 60005	4,756,594 (4)	11.79%
Dutchess Opportunity Fund II LP 50 Commonwealth Ave., Suite 2 Boston, MA 02116	4,823,912 (5)	11.70% (6)

____________________________

(1)	The percentages are based on 40,300,000 shares of our common stock outstanding as of the Post-Transaction Date, plus shares of common stock that may be acquired by the beneficial owner within 60 days after the Post-Transaction Date, by exercise of stock conversions and/or warrants.
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(2)	Shares beneficially owned by Mr. Corey Hollister consist of issued common stock (12,684,251 shares) held in his name.
(3)	Shares beneficially owned by Mr. Ellis Smith consist of issued common stock (12,684,251 shares) held in his name.
(4)	Shares beneficially owned by Mr. Anthony Baroud consist of issued common stock (4,756,594 shares) held in his name.
(5)	Shares beneficially owned are aggregated without regard to the 4.99% Blocker (defined below), and consist of (i) issued common stock (3,930,162 shares) and (ii) shares of common stock issuable upon the conversion of that certain Debenture, dated April 24, 2014 (the “Dutchess Debenture”), issued by the Company (893,750 shares), all held in the name of Dutchess Opportunity Fund II LP, of which Michael Novielli is a managing director and has shared voting and dispositive power over the securities. Certain debentures issued by the Company, including the Dutchess Debenture, contain a provision which prevents the Company from effecting the conversion or exercise of the debenture, to the extent that, as a result of such conversion or exercise, the holder beneficially owns more than 4.99%, in the aggregate, of the issued and outstanding shares of the Company's common stock calculated immediately after giving effect to the issuance of shares of common stock upon the conversion or exercise (the “4.99% Blocker”).
(6)	Dutchess Opportunity Fund II LP would beneficially own 11.70% of our issued and outstanding common stock upon exercise of the Dutchess Debenture, which contains the 4.99% Blocker. We anticipate that Dutchess Opportunity Fund II LP will beneficially own 9.75% of our issued and outstanding common stock as of the Post-Transaction Date.

Security Ownership of Management

The following table sets forth the number of shares of our common stock beneficially owned as of the Post-Transaction Date by our directors, executive officers and our directors and executive officers as a group. Beneficial ownership is determined under the rules of the SEC and includes any shares which the person has the right to acquire within 60 days after the Post-Transaction Date through the exercise of any stock option, warrant or other right.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Corey Hollister	12,684,251 (2)	31.44%
Themistocles Psomiadis	1,639,900 (3)	4.06%
Michael Novielli	5,169,938 (4)	12.54% (5)
Officers and Directors as a group (3 persons)	19,494,089	47.27% (6)

_____________________________

(1)	The percentages are based on 40,300,000 shares of our common stock outstanding as of the Post-Transaction Date, plus shares of common stock that may be acquired by the beneficial owner within 60 days after the Post-Transaction Date, by exercise of stock conversions and/or warrants.
(2)	Mr. Corey Hollister is our Chief Executive Officer, and is a director. Shares beneficially owned by Mr. Hollister consist of issued common stock (12,684,251 shares) held in his name.
(3)	Mr. Themistocles Psomiadis is a director. Shares beneficially owned by Mr. Psomiadis consist of issued common stock (1,639,900 shares) held in his name.
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(4)	Mr. Michael Novielli is a director. Shares beneficially owned by Mr. Novielli are aggregated without regard to the 4.99% Blocker, and consist of (i) issued common stock (3,979,910 shares) of which Michael Novielli has shared dispositive power over due to his ownership in Dutchess Opportunity Fund II LP, Dutchess Advisors LLC, Dutchess Private Equities Fund II LP and Dutchess Private Equities Fund, Ltd.; (ii) previously-issued common stock (296,278 shares) held by Dutchess Global Strategies Fund LLC of which Michael Novielli has sole voting and dispositive power over; and (iii) shares of common stock issuable upon the conversion of the Dutchess Debenture (893,750 shares), which is subject to the 4.99% Blocker, held in the name of Dutchess Opportunity Fund II LP, of which Michael Novielli has shared voting and dispositive power over.
(5)	Mr. Novielli would beneficially own 12.54% of our issued and outstanding common stock upon exercise of the Dutchess Debenture, which contains the 4.99% Blocker. We anticipate that Mr. Novielli will beneficially own 10.60% of our issued and outstanding common stock as of the Post-Transaction Date.
(6)	All of our officers and directors as a group would beneficially own 47.27% of our issued and outstanding common stock upon exercise of the Dutchess Debenture, which contains the 4.99% Blocker. We anticipate that all of our officers and directors as a group will beneficially own 46.10% of our issued and outstanding common stock as of the Post-Transaction Date.

Change of Control

Pursuant to the terms of the Merger Agreement, and upon the effectiveness of the transactions contemplated thereby, ACC will become our wholly-owned subsidiary. In exchange for 100% of the common stock of ACC, ACC’s former shareholders will collectively own approximately 70% of our common stock on a fully-diluted basis. Among ACC’s former shareholders, Corey Hollister and Ellis Smith will each beneficially own approximately 31.44% of our common stock, and Anthony Baroud will beneficially own approximately 11.79% of our common stock.

Pursuant to the terms of the Merger Agreement and upon the effectiveness of the transactions contemplated thereby, including the effectiveness of the Company’s Schedule 14f-1, Themistocles Psomiadis and Michael Novielli will resign from our Board, and Mr. Corey Hollister will appoint new members to our Board to fill the vacancies created by the resignations of Messrs. Psomiadis and Novielli. In addition, because of the change in composition of our Board and the issuance of securities pursuant by the Merger Agreement, there will be a change of control of the Company upon the effectiveness of the transactions contemplated by the Merger Agreement.

Consummation of the transactions contemplated by the Merger Agreement is also conditioned upon, among other things, preparation, filing and distribution to our stockholders of this Information Statement. There can be no assurance that the transactions contemplated by the Merger Agreement will be completed.

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OVERVIEW OF BUSINESS

Brazil Interactive Media, Inc.

The discussions under the section entitled “Item 1. Business” in our Annual Report on Form 10-K for the year ended December 31, 2013 filed as Exhibit C hereto is incorporated herein by reference.

Hollister & Blacksmith, Inc. (d/b/a American Cannabis Consulting, Inc.)

Corporate Overview

ACC was incorporated as Hollister & Blacksmith, Inc. on March 5, 2013 under the laws of the State of Colorado. ACC is based out of Denver, CO, and operates a fully integrated business model that features end-to-end solutions for businesses operating in the cannabis industry in states and countries where cannabis is regulated and has been de-criminalized for medical use and/or legalized for recreational use.

ACC provides its clients end-to-end solutions based on its specialized knowledge of and experience with operating in regulated cannabis industries. ACC is both a consulting and advisory service provider and a supplier of products and equipment to businesses operating in this unique industry.

Products and Services

ACC’s service and product offerings including the following:

•	Guiding clients through state and local cannabis business license application processes;

•	Designing and implementing standard operating procedures and policies to ensure compliance with the legal regulations of the cannabis industry;

•	Assisting clients in monitoring their business to ensure compliance with laws and regulations of the cannabis industry as well as optimal business operation;

•	Educating and training ACC’s clients on ACC’s proven processes and techniques for maximum yields of pharmaceutical grade cannabis in regulated commercial cultivation environments;

•	Advising and consulting clients on the acquisition and start-up of cannabis businesses;

•	Supplying customers with a variety of products that support all phases of their cannabis business, including:

○	The Satchel™, a child-resistant exit bag that will assist owners and operators in the industry mitigate the risk of having product end up in the hands of unintended individuals;

○	A commercial scale cultivation solution for use in regulated cannabis markets, which provides environmental controls, increases security, and achieves lean manufacturing for our customers; and

•	Researching, designing, developing, and bringing to market new products for the specific needs of the cannabis industry that help our customers operate their cannabis business on a daily basis.

Market Conditions and Government Regulation

Twenty-three states, including the District of Columbia, have adopted laws that exempt patients from state criminal penalties who use medicinal cannabis under a physician’s supervision. These are generally referred to collectively as the states that have de-criminalized medicinal cannabis, although there is a subtle difference between de-criminalization and legalization, and each state’s laws are different. It is estimated that the de-criminalized cannabis industry exceeded $1 billion in 2013, and is expected to continue to grow in 2014.

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ACC’s business model includes rigorous due diligence to verify the legality of its activities as it realizes that there is a discrepancy between the laws in some states, which permit the distribution and sale of medical and recreational cannabis, from federal law that prohibits any such activities. The Controlled Substances Act (“CSA”), 21 U.S.C. § 811, makes it illegal under federal law to manufacture, distribute, or dispense cannabis. Many states impose and enforce similar prohibitions. Notwithstanding the federal ban, 23 states and the District of Columbia have legalized certain cannabis-related activity. These 23 states include: Alaska, Michigan, Oregon, Arizona, Hawaii, Montana, Rhode Island, California, Illinois, Nevada, Vermont, Colorado, Maine, New Hampshire, Washington, Connecticut, Maryland, New Jersey, Delaware, Massachusetts and New Mexico.

In light of these developments, U.S. Department of Justice Deputy Attorney General James M. Cole issued a memorandum (the “Cole Memo”) to all United States Attorneys providing updated guidance to federal prosecutors concerning cannabis enforcement under the CSA. The Cole Memo guidance applies to all of DOJ’s federal enforcement activity, including civil enforcement and criminal investigations and prosecutions, concerning cannabis in all states.

The Cole Memo reiterates Congress’s determination that cannabis is a dangerous drug and that the illegal distribution and sale of cannabis is a serious crime that provides a significant source of revenue to large-scale criminal enterprises, gangs, and cartels. The Cole Memo notes that DOJ is committed to enforcement of the CSA consistent with those determinations. It also notes that DOJ is committed to using its investigative and prosecutorial resources to address the most significant threats in the most effective, consistent, and rational way.

In furtherance of those objectives, the Cole Memo provides guidance to DOJ attorneys and law enforcement to focus their enforcement resources on persons or organizations whose conduct interferes with any one or more of the following important priorities:

•	preventing the distribution of cannabis to minors;

•	preventing revenue from the sale of cannabis from going to criminal enterprises, gangs, and cartels:
•	preventing the diversion of cannabis from states where it is legal under state law in some form to other states;
•	preventing state-authorized cannabis activity from being used as a cover or pretext for the trafficking of other illegal drugs or other illegal activity;
•	preventing violence and the use of firearms in the cultivation and distribution of cannabis;
•	preventing drugged driving and the exacerbation of other adverse public health consequences associated with cannabis use;
•	preventing the growing of cannabis on public lands and the attendant public safety and environmental dangers posed by cannabis production on public lands; and
•	preventing cannabis possession or use on federal property.

Deputy Attorney General Cole is issuing supplemental guidance directing that prosecutors also consider these enforcement priorities with respect to federal money laundering, unlicensed money transmitter, and offenses predicated on cannabis-related violations of the CSA.

Employees

As of July 22, 2014, ACC had six full time employees.

Intellectual Property

ACC anticipates filing a patent application for a child-resistant exit bag that will assist owners and operators in the industry mitigate the risk of having product end up in the hands of unintended individuals. This child-resistant bag was awarded approval by the American Society for Testing and Materials (“ASTM”).

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Sales, and Marketing

Sales

ACC generates it revenues primarily from two (2) sources, partnerships with its clients and certain distribution agreements.

•	Network Partnerships - As ACC continues to progress through the phases of a contract, additional revenue streams are gained by the success of its clients. ACC provides a fully integrated business-to-business solution, therefore, as the client tracks towards producing product the relationship continues to expand with future cash flows.

•	Distribution Agreements - ACC exclusive, preferred and strategic distribution agreements for products that are developed either in house or manufactured by a separate vendor. ACC is able to leverage these agreements to provide a full end-to-end supply chain solution for its customers.

Marketing

ACC markets its products and services using a variety of mediums including trade shows/workshops, speaking engagements, web-based marketing, and referrals.

•	Trade Shows and Workshops - ACC attends industry trade shows and workshops that pertain to the cannabis industry to expand the brand on the business-to-business side. ACC has proudly sponsored workshops and community events that are outside of the industry to improve the community in which it operates.

•	Speaking Engagements - ACC has been asked to speak at several events to expand industry knowledge and gain understanding of the industry. ACC believes it is well positioned to be the bellwether of the industry because of the macro-view of each business around the US and internationally.

•	Web-based Marketing - ACC has built a strong online presence with the SEO work around Google searching. This allows ACC to receive multiple inquiries about new business development as each state releases requirements to gain access to operate in a regulated market.

•	Referrals - ACC has a strong referral base with existing clients recommending our services and products to new businesses looking to obtain a license in a new market.

Competitors

ACC is both a consulting and advisory service provider and a supplier of products and equipment, so ACC’s competition varies by the phase of its business. For consulting and advisory services, ACC competes primarily with local consulting firms tailoring to the local market. For supplies and equipment, ACC competes with local and online suppliers and retailers who cater to the cannabis industry. ACC believes its principal competitive advantages are its reputation, its ability to create value for its clients, the ability to provide solutions across all phases of its clients’ businesses, geographic presence, and price. ACC’s main competitors, broken out by the phases of ACC’s business, include:

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Application Consulting – This phase of ACC’s business is focused on assisting individuals and businesses through the state application process. ACC’s competitors in this space include:

•	Denver Relief;
•	Fore Front Advisors;
•	Med Man;
•	Quantum 9;
•	Existing Dispensary Owners (Licensing); and
•	Vicente Sederberg.

Consulting Management - This phase of ACC’s business is focused on assisting individuals and businesses to deploy and initiate operations, based on the commitments made by the individuals and businesses to the state during the application process. ACC’s competitors in this space include:

•	Cloud 9; and
•	Advance Cannabis Solutions.

Products and Equipment - ACC is supplier of products and equipment, and the following companies offer competing products and equipment. ACC’s competitors in this space include:

•	Pharm Pods;
•	Batch 64;
•	General Hydro;
•	Sunshine;
•	Growlife;
•	CREEO;
•	GrowBlox; and
•	MedBox.

Description of Property

In May 2014, ACC entered into a month-to-month office lease agreement at 3457 Ringsby Ct., Unit 111,Denver, CO 80216 with a lease payment of $2,000 per month. ACC’s phone number is (303) 974-4770. ACC believes that this space will be sufficient for its initial needs, although as funding and revenues become available, and ACC’s operations grow, ACC anticipates finding other office space as needed.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

The following discussion of the financial condition and results of operations of the Company and ACC should be read in conjunction with the financial statements and the related notes thereto included elsewhere in this Information Statement. This Information Statement contains certain forward-looking statements and the future operating results of the Company and ACC could differ materially from those discussed herein. Certain statements contained in this Information Statement, including, without limitation, statements containing the words “believes”, “anticipates,” “expects” and the like, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. However, as the Company intends to issue “penny stock,” as such term is defined in Rule 3a51-1 promulgated under the Exchange Act, the Company and ACC are ineligible to rely on these safe harbor provisions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or ACC to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company and ACC disclaim any obligation to update any such factors or to announce publicly the results of any revisions of the forward-looking statements contained or incorporated by reference herein to reflect future events or developments, except as required by the Exchange Act.

Brazil Interactive Media, Inc.

The discussions under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in each of our Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 filed as Exhibit C and Exhibit D hereto, respectively, are incorporated herein by reference.

Hollister & Blacksmith, Inc. (d/b/a American Cannabis Consulting, Inc.)

The management’s discussion and analysis of financial condition and results of operations set forth below is based on the audited financial statements and notes thereto of ACC as of December 31, 2013, the unaudited financial statements and notes thereto of ACC as of March 31, 2014, and the related audited statements of operations, shareholders' equity and cash flows for years ended December 31, 2013 and for quarters ended March 31, 2014 and March 31, 2013. A copy of these financial statements is filed herewith as Exhibit E and Exhibit F hereto, respectively.

Results of Operations For the Year-Ended December 31, 2013

ACC was incorporated as Hollister & Blacksmith, Inc. on March 5, 2013 under the laws of the State of Colorado. As such, the management’s discussion and analysis of financial condition and results of operations is limited in its comparison of the results of operations for the year-ended December 31, 2013, because ACC had no operations in the year-ended December 31, 2012 from which to compare.

Revenues

ACC had revenues of $75,336 for the year-ended December 31, 2013. Approximately $70,000 of revenues was generated from consulting and advisory services, with the remainder generated from the sale of cultivation supplies.

Cost of Sales

Cost of revenues consisted primarily of labor, travel, and costs directly attributable to the provision of services or products. During the year-ended December 31, 2013, ACC had $23,257 in cost of revenues, or 30.9% cost of revenues. Cost of revenues for consulting and advisory services was 27.3%, while for cultivation supplies it was 80.2%.

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Expenses

ACC had operating expenses of $33,138 for the year-ended December 31, 2013. Operating expenses primarily consisted of wage and related expenses of approximately $17,500, professional fees of approximately $6,000, office and administrative expenses of $4,000, and travel expenses of $3,000.

Liquidity and Capital Resources

Operating Activities

Net cash provided by operating activities of ACC was $30,410 during the year-ended December 31, 2013. Positive cash flow from operations during the year-ended December 31, 2013 was due primarily to the net income of $18,941 and an increase in deferred revenues of $11,109, plus increases due to director and accrued expenses of $3,006 and $1,698, respectively, offset by the increase in prepayments and accounts receivable in the amount of $4,368 and $1,250, respectively.

Investing Activities

Net cash used in investing activities was $2,251 during the year-ended December 31, 2013, due solely to purchase of office equipment.

Financing Activities

Net cash used by ACC in financing activities was $10,562 during the year-ended December 31, 2013. Positive cash flow from financing activities during the year-ended December 31, 2013 was due to proceeds from the issuance of common stock in the amount of $800, offset by the payment of distributions to ACC’s co-founders of $11,362.

ACC had cash of $17,597 on hand as of December 31, 2013.

ACC anticipates that its operational, and general and administrative expenses for the next 12 months will total approximately $1,000,000. ACC also does not expect any significant additions to the number of contracted service providers or employees, unless financing is raised. The foregoing represents its best estimate of its cash needs based on current planning and business conditions. The exact allocation, purposes and timing of any monies raised in subsequent private financings may vary significantly depending upon the exact amount of funds raised and its progress with the execution of its business plan.

Off Balance Sheet Arrangements

As of December 31, 2013, ACC did not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Results of Operations For the Quarters Ended March 31, 2014 and March 31, 2013

ACC did not fully commence business operations until April 2013. As such, the management’s discussion and analysis of financial condition and results of operations is limited in its comparison of the results of operations for the quarters-ended March 31, 2014 and March 31, 2013, because ACC had minimal operations in the quarter ended March 31, 2013 from which to compare.

Revenues

ACC had revenues of $31,312 and $0 for the quarters ended March 31, 2014 and March 31, 2013, respectively. For the quarters ended March 31, 2014 and March 31, 2013, approximately $24,000 and $7,000 revenues was generated from consulting and advisory services, respectively, with the remainder generated from the sale of cultivation supplies. The increase was due to the business being incorporated in March 2013 and not fully commencing business operations until April 2013.

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Cost of Sales

Cost of sales consisted primarily of labor, travel, and costs directly attributable to the provision of services or products. During the quarters ended March 31, 2014 and March 31, 2013, ACC had $26,450 and $0, respectively, in cost of revenues, or 84.4% and 0.0% of revenues, respectively. For the quarters ended March 31, 2014 and March 31, 2013, cost of revenues for consulting and advisory services was 62.0% and 0.0% of revenues, respectively, while for cultivation supplies it was 94.3% and 0.0% of revenues, respectively. The increase was due to the business being incorporated in March 2013 and not fully commencing business operations until April 2013.

Expenses

ACC had operating expenses of $39,451 and $0 for the quarters ended March 31, 2014 and March 31, 2013, respectively. Operating expenses primarily consisted of wage and related expenses of approximately $29,000 and $0, professional fees of approximately $6,000 and $0, travel expenses of $2,500 and $0, and office and administrative expenses of $4,000 and $49, for the quarter ended March 31, 2014 and March 31, 2013, respectively. The increase was due to the business being incorporated in March 2013 and not fully commencing business operations until April 2013.

Liquidity and Capital Resources

Operating Activities

Net cash used in operating activities was $40,361 during the quarters ended March 31, 2014, compared to net cash of $0 used by operating activities during the quarter ended March 31, 2013. Negative cash flow from operations during the quarter ended March 31, 2014 was primarily due to the net loss of $34,632 and increase in prepaid expenses and restricted cash of $23,882 and $8,000, respectively, and a decrease in accrued payroll liabilities of $14,152.

Investing Activities

There were no investing activities for the quarters ended March 31, 2014 and March 31, 2013,

Financing Activities

Net cash provided by financing activities was $31,000 during the quarter ended March 31, 2014, compared to net cash of $0 used by financing activities for the quarter ended March 31, 2014. Positive cash flow from financing activities during the quarter ended March 31, 2014 was due to proceeds from a short-term convertible notes of $35,000, offset by the payment of distributions to ACC’s co-founders of $4,000.

ACC had cash of $8,236 on hand as of March 31, 2014, compared to cash of $0 on hand as of March 31, 2013.

Off Balance Sheet Arrangements

As of March 31, 2014, ACC did not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

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Income Taxes

ACC elected to be treated as an S corporation for income tax purposes as provided in Section 1361 of the Internal Revenue Code. In lieu of corporate income taxes, ACC’s owners are taxed on their proportionate share of ACC’s respective taxable income. As of December 31, 2013, ACC had elected and maintained its status as an S Corporation. ACC believes it does not have any uncertain tax positions. No provision or liability for federal or state income taxes has been included in the financial statements.

Critical Accounting Policies

Revenue is recognized in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 605, Revenue Recognition. ACC recognizes revenue when persuasive evidence of an arrangement exists, the related services are rendered or delivery has occurred, the price is fixed or determinable and collectability is reasonably assured.

ACC primarily generates revenues from professional services consulting agreements. These arrangements are generally entered into on a time basis, for a fixed-fee or on a contingent fee basis. Generally, a prepayment or retainer is required prior to performing services.

Revenues from time based engagements are recognized as the hours are incurred by ACC.

Revenues from fixed-fee engagements are recognized under the completed or proportional performance methods. ACC’s management reviews arrangement to determine whether or not the fixed-fee is for a final deliverable or act which is significant to the arrangement as a whole. If it is, revenue is recognized under the completed performance method, in which revenue is recognize once the final act or deliverable is performed or delivered. Revenue recognized under the proportional performance method is recognized as services are performed. Under this method, ACC estimates the amount of completed work versus the total services to be provided under the arrangement or deliverable in order to determine the amount of revenue to be recognized. Revenue recognition is affected by a number of factors that change the estimated amount of work required to complete the deliverable, such as changes in scope, timing, awaiting notification of license award from local government, and the level of client involvement. Losses, if any, on fixed-fee engagements are recognized in the period in which the loss first becomes probable and reasonably estimable. To date, such losses have not been significant. ACC believes if an engagement terminates prior to completion it can recover the costs incurred related to the services provided.

ACC has some arrangements for which the revenues are contingent upon achieving a pre-determined deliverable or future outcome. Any contingent revenue for these arrangements is not recognized until the contingency is resolved and collectability is reasonably assured.

ACC’s arrangements with clients may include terms to deliver multiple services or deliverables. These contracts specifically identify the services to be provided with the corresponding deliverable. The value for each deliverable is determined based on the prices charged when each element is sold separately or by other vendor-specific objective evidence (“VSOE”). Revenues are recognized in accordance with ACC’s accounting policies for the elements as described above. The elements qualify for separation when the deliverables have value on a stand-alone basis and the value of the separate elements can be established by VSOE or an estimated selling price. While assigning values and identifying separate elements requires judgment, generally selling prices of the separate elements are readily identifiable as ACC also sells those elements individually outside of a multiple services engagement. Contracts with multiple elements are typically fixed-fee or on time basis. Arrangements are typically terminable by either party upon sufficient notice and do not include provisions for refunds relating to services provided.

Differences between the timing of billings and the recognition of revenue are recognized as either unbilled services or deferred revenue in the accompanying balance sheet. Revenues recognized for services performed, but not yet billed to ACC’s clients are recorded as unbilled services.

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Reimbursable expenses, including those relating to travel, other out-of-pocket expenses and any third-party costs, are included as a component of revenues. Typically, an equivalent amount of reimbursable expenses are included in total direct client service costs. Reimbursable expenses related to time and materials and fixed-fee engagements are recognized as revenue in the period in which the expense is incurred and collectability is reasonably assured. Taxes collected from customers and remitted to governmental authorities are presented in the income statement on a net basis.

Revenue from cultivation supply sales, including the delivery fee, is recognized when an order has been obtained, the price is fixed and determinable, the product is shipped, title has transferred and collectability is reasonably assured. Generally, ACC’s suppliers’ drop-ship orders to ACC’s clients with origin terms. For any shipments with destination terms, ACC defers revenue until delivery to the customer. To date, sales returns have not been significant, and as such, a sales return allowance has not been recorded.

MERGER AGREEMENT

Pursuant to the Written Consent, a majority of the stockholders and all members of our Board approved the Merger Agreement and authorized the Company to enter into the Merger Agreement and perform all the transactions contemplated thereby. On May 15, 2014, the Company entered into the Merger Agreement, pursuant to which Merger Sub will be merged with and into ACC through a reverse triangular merger transaction upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL.

Pursuant to the transactions contemplated by the Merger Agreement, (i) each share of common stock of ACC will be exchanged for shares of the Company based on a ratio of 3,171.0628 to one, (ii) ACC shall continue as the surviving corporation after the transactions contemplated by the Merger Agreement, (iii) each share of common stock of Merger Sub will be converted into and exchanged for one share of common stock of ACC and (iv) the Company shall change its name to “American Cannabis Company, Inc.”

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms of the actual Merger Agreement, which is filed as Exhibit A hereto and incorporated herein by reference.

CERTIFICATES OF MERGER

Pursuant to the Written Consent, a majority of the stockholders and all members of our Board approved and authorized an action to consummate the transactions contemplated by the Merger Agreement. Accordingly, the Written Consent authorizes the Company to file certificates of merger (the ''Certificates of Merger'') with the Secretary of State of the States of Delaware and Colorado in such form as is required by, and executed in accordance with, the relevant provisions of the DGCL and the Colorado Business Corporation Act, respectively.

NAME CHANGE AND AMENDMENT OF CHARTER

Pursuant to the Written Consent, a majority of the stockholders and all members of our Board approved and authorized an action to change the name of the Company to “American Cannabis Company, Inc.” (the “Name Change”), as contemplated by the Merger Agreement, which will more accurately reflect the Company’s operations following consummation of the transactions contemplated by the Merger Agreement. The Written Consent authorizes the Company, upon the effectiveness of the Certificates of Merger, to effectuate the Name Change by filing a Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware. A draft of the Certificate of Amendment is attached as Exhibit G hereto.

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SEPARATION AGREEMENT AND DIVESTURE

Pursuant to the Written Consent, a majority of the stockholders and all members of our Board approved the Separation Agreement and authorized the Company to enter into the Separation Agreement and perform all the transactions contemplated thereby. On May 16, 2014, the Company entered into the Separation Agreement, pursuant to which the Company agreed to distribute all shares of common stock of BIMI held by the Company in exchange for all of our common stock held by Holdings.

Pursuant to the Separation Agreement, the Company and BIMI each shall retain all assets and liabilities in its respective name, and shall take any and all actions necessary so that (i) the Company will own or be liable for all existing Company assets and liabilities and (ii) BIMI will own or be liable for all existing BIMI assets and liabilities, including all assets and liabilities of BIMI’s subsidiaries.

The Separation Agreement provides that all intercompany agreements by and between the Company, or any of its subsidiaries, and BIMI, or any of its subsidiaries, are terminated except for confidentiality, non-disclosure or release of liability agreements.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by the terms of the actual Separation Agreement, which is which is filed as Exhibit B hereto and incorporated herein by reference.

OTHER MATTERS

No other matters will be effected pursuant to the Written Consent.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any individual nominated to be a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon pursuant to the Written Consent (except as disclosed in this Information Statement).

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement information that we file with the SEC. This means that we can disclose important or required information to you without actually including the specific information in this Information Statement by referring you to other documents filed separately with the SEC. The information incorporated by reference is an important part of this Information Statement. Information that we later provide to the SEC, and which is deemed to be “filed” with the SEC, automatically will update information previously filed with the SEC, and may replace information in this Information Statement.

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We incorporate by reference into this Information Statement the documents listed below:

•	Annual Report on Form 10-K for the year ended December 31, 2013 filed on April 15, 2014;

•	Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 filed on May 13, 2014;

•	Current Report on Form 8-K filed on May 15, 2014, and amended on May 16, 2014; and

•	Current Report on Form 8-K filed on May 20, 2014.

CONTACT INFORMATION

Brazil Interactive Media, Inc.:

3457 Ringsby Court, Unit 111

Denver, Colorado 80216

(720) 466-3789

Hollister & Blacksmith, Inc. (d/b/a American Cannabis Consulting, Inc.)

3457 Ringsby Court, Unit 111

Denver, Colorado 80216

(720) 466-3789

By Order of the Board of Directors,

/s/ Corey Hollister

Corey Hollister, Chief Executive Officer

Denver, Colorado

July 29, 2014

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APPENDICES

Exhibit A – Agreement and Plan of Merger, dated as of May 15, 2014, by and among the Company, Cannamerica, Inc., and ACC (filed as an exhibit to the Form 8-K filed by the Company with the SEC on May 15, 2014, as amended and filed on Form 8-K/A on May 16, 2014).

Exhibit B – Separation and Exchange Agreement, dated as of May 16, 2014, by and among the Company, BIMI, Inc., and Brazil Investment Holding, LLC (filed as an exhibit to the Form 8-K filed by the Company with the SEC on May 20, 2014).

Exhibit C – Annual Report on Form 10-K for the year ended December 31, 2013 (filed by the Company with the SEC on April 15, 2014).

Exhibit D – Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (filed by the Company with the SEC on May 13, 2014).

Exhibit E – ACC’s Audited Financial Statements for the Year-Ended December 31, 2013.

Exhibit F – ACC’s Unaudited Financial Statements for Quarter Ended March 31, 2014.

Exhibit G – Certificate of Amendment of the Restated Certificate of Incorporation of Brazil Interactive Media, Inc

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EXHIBIT E

ACC’S AUDITED FINANCIAL STATEMENTS FOR THE YEAR-ENDED DECEMBER 31, 2013

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Bongiovanni & Associates, PA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Hollister & Blacksmith, Inc.

dba American Cannabis Consulting:

We have audited the accompanying balance sheet of Hollister & Blacksmith, Inc. dba American Cannabis Consulting (“the Company”) as of December 31, 2013, and the related income statement, shareholders’ equity and cash flows for the period from inception (March 5, 2013) through December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013, and the results of its operations, changes in shareholders’ equity and cash flows for the period from inception (March 5, 2013) through December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ Bongiovanni & Associates, PA

Bongiovanni & Associates, PA

Certified Public Accountants

Plantation, Florida

The United States of America

July 23, 2014

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HOLLISTER & BLACKSMITH, INC.
dba AMERICAN CANNABIS CONSULTING
BALANCE SHEET
DECEMBER 31, 2013

		December 31, 2013
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	17,597
Prepaid expenses		4,368
Accounts receivable, net		1,250
Total current assets		23,215
PROPERTY AND EQUIPMENT, net		1,765
Total assets	$	24,980
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Deferred revenue		11,109
Due to director		3,006
Accrued expenses		1,698
Accrued payroll liabilities		636
Accounts payable		152
Total current liabilities		16,601
Total liabilities		16,601
SHAREHOLDERS' EQUITY		
Common stock, $.001 par value; 12,000 shares authorized; 8,000 shares issued and outstanding as of December 31, 2013		8
Additional paid in capital		792
Retained earnings		7,579
Total shareholders' equity		8,379
Total liabilities and shareholders' equity	$	24,980

The Report of Independent Registered Public Accounting Firm and accompanying notes are an integral part of these financial statements.

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Note 1. Organization and Description of Business

Hollister & Blacksmith, Inc. d/b/a American Cannabis Consulting (the “Company” or “ACC”) was incorporated on March 5, 2013 under the laws of the State of Colorado. ACC is based out of Denver, CO, and operates a fully integrated business model that features end-to-end solutions for businesses operating in the cannabis industry in states and countries where cannabis is regulated and has been de-criminalized for medical use and/or legalized for recreational use.

ACC provides its clients end-to-end solutions based on its specialized knowledge of and experience with operating in regulated cannabis industries. ACC is both a consulting and advisory service provider and a supplier of products and equipment to businesses operating in this unique industry. The Company’s consultants and advisors providing services to clients consist of the Company’s two officers and directors and three independent contractors.

The Company was incorporated on March 5, 2013 under the laws of the State of Colorado. Upon formation, each of the co-founders Ellis Smith and Corey Hollister were issued 4,000 shares of common stock in exchange for $400. This constituted 100% of the issued and outstanding shares of the Company’s common stock and voting rights. Mr. Smith and Mr. Hollister are the sole directors and officers of the Corporation.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The financial statements are prepared in accordance with the accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company has elected a fiscal year ending on December 31.

Use of Estimates in Financial Reporting

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses during the periods presented. Actual results could differ from these estimates. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are deemed to be necessary. Significant estimates made in the accompanying financial statements include but are not limited to following: those related to revenue recognition, allowance for doubtful accounts and unbilled services, lives and recoverability of equipment and other long-lived assets, contingencies and litigation. The Company is subject to uncertainties, such as the impact of future events, economic, environmental and political factors, and changes in the business climate; therefore, actual results may differ from those estimates. When no estimate in a given range is deemed to be better than any other when estimating contingent liabilities, the low end of the range is accrued. Accordingly, the accounting estimates used in the preparation of the Company's financial statements will change as new events occur, as more experience is acquired, as additional information is obtained and as the Company's operating environment changes. Changes in estimates are made when circumstances warrant. Such changes and refinements in estimation methodologies are reflected in reported results of operations; if material, the effects of changes in estimates are disclosed in the notes to the financial statements.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Cash and cash equivalents are held in operating accounts at a major financial institution. Our cash balances at December 31, 2013 do not exceed the deposit insurance limits for the financial institutions.

Accounts Receivable

Accounts receivable are recorded at face amounts less an allowance for doubtful accounts. On a periodic basis, we evaluate our accounts receivable and, if necessary, establish the allowance for doubtful accounts by calculating and recording a specified percentage of the individual open receivable balances. Specific allowances are also recorded based on historical experience, analysis of past due accounts, client creditworthiness and other current available information. However, our actual experience may vary from our estimates. If the financial condition of our clients were to deteriorate, resulting in their inability or unwillingness to pay our fees, we may need to record additional allowances or write-offs in future periods. This risk is mitigated to the extent that we typically receive retainers from some of our clients prior to performing significant services.

The provision for doubtful accounts is recorded as a reduction in revenue to the extent the provision relates to fee adjustments and other discretionary pricing adjustments. To the extent the provision relates to a client's inability to make required payments on accounts receivables, the provision is recorded in operating expenses.

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Significant Clients and Customers

During 2013, there were three clients that individually accounted for 10% or more of the Company’s total revenues, and 63% in aggregate of the Company’s total revenues. At December 31, 2013, one client represented 100% of our gross accounts receivable balance.

Fixed Assets

Equipment is stated at cost. Maintenance and repairs are expensed as incurred. Depreciation of owned equipment is provided using the straight-line method over the estimated useful lives of the assets, ranging from two to seven years. Fixed assets are reviewed for impairment as discussed below under “Accounting for the Impairment of Long-Lived Assets.” We did not capitalize any interest during 2013.

Accounting for the Impairment of Long-Lived Assets

The Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Upon such an occurrence, recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to forecasted undiscounted net cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. For long-lived assets held for sale, assets are written down to fair value, less cost to sell. Fair value is determined based on discounted cash flows, appraised values or management's estimates, depending upon the nature of the assets. The Company did not record any impairment charges related to long-lived assets during 2013.

Revenue Recognition

Revenue is recognized in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 605, Revenue Recognition. The Company recognizes revenue when persuasive evidence of an arrangement exists, the related services are rendered or delivery has occurred, the price is fixed or determinable and collectability is reasonably assured.

The Company primarily generates revenues from professional services consulting agreements. These arrangements are generally entered into on a time basis, for a fixed-fee or on a contingent fee basis. Generally, a prepayment or retainer is required prior to performing services.

Revenues from time based engagements are recognized as the hours are incurred by the Company.

Revenues from fixed-fee engagements are recognized under the completed or proportional performance methods. Management reviews arrangement to determine whether or not the fixed-fee is for a final deliverable or act which is significant to the arrangement as a whole. If it is, revenue is recognized under the completed performance method, in which revenue is recognize once the final act or deliverable is performed or delivered. Revenue recognized under the proportional performance method is recognized as services are performed. Under this method, the Company estimates the amount of completed work versus the total services to be provided under the arrangement or deliverable in order to determine the amount of revenue to be recognized. Revenue recognition is affected by a number of factors that change the estimated amount of work required to complete the deliverable, such as changes in scope, timing, awaiting notification of license award from local government, and the level of client involvement. Losses, if any, on fixed-fee engagements are recognized in the period in which the loss first becomes probable and reasonably estimable. To date, such losses have not been significant. The Company believes if an engagement terminates prior to completion it can recover the costs incurred related to the services provided.

The Company has some arrangements for which the revenues are contingent upon achieving a pre-determined deliverable or future outcome. Any contingent revenue for these arrangements is not recognized until the contingency is resolved and collectability is reasonably assured.

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The Company’s arrangements with clients may include terms to deliver multiple services or deliverables. These contracts specifically identify the services to be provided with the corresponding deliverable. The value for each deliverable is determined based on the prices charged when each element is sold separately or by other vendor-specific objective evidence (“VSOE”). Revenues are recognized in accordance with our accounting policies for the elements as described above. The elements qualify for separation when the deliverables have value on a stand-alone basis and the value of the separate elements can be established by VSOE or an estimated selling price. While assigning values and identifying separate elements requires judgment, generally selling prices of the separate elements are readily identifiable as the Company also sells those elements individually outside of a multiple services engagement. Contracts with multiple elements are typically fixed-fee or on time basis. Arrangements are typically terminable by either party upon sufficient notice and do not include provisions for refunds relating to services provided.

Differences between the timing of billings and the recognition of revenue are recognized as either unbilled services or deferred revenue in the accompanying balance sheet. Revenues recognized for services performed, but not yet billed to clients are recorded as unbilled services.

Reimbursable expenses, including those relating to travel, other out-of-pocket expenses and any third-party costs, are included as a component of revenues. Typically, an equivalent amount of reimbursable expenses are included in total direct client service costs. Reimbursable expenses related to time and materials and fixed-fee engagements are recognized as revenue in the period in which the expense is incurred and collectability is reasonably assured. Taxes collected from customers and remitted to governmental authorities are presented in the income statement on a net basis.

Revenue from cultivation supply sales, including the delivery fee, is recognized when an order has been obtained, the price is fixed and determinable, the product is shipped, title has transferred and collectability is reasonably assured. Generally, our suppliers’ drop-ship orders to our clients with origin terms. For any shipments with destination terms, the Company defers revenue until delivery to the customer. To date, sales returns have not been significant, and as such, a sales return allowance has not been recorded.

Cost of Revenues

The Company’s policy is to recognize cost of revenue in the same manner in conjunction with revenue recognition, when the costs are incurred. Cost of revenue includes the costs directly attributable to revenue recognition and includes Compensation and fees for services, Travel and other expenses for services and cost of supplies. Selling, general and administrative expenses are charged to expense as incurred.

Advertising

Advertising costs, which are included as a component of selling and marketing expense, are expensed as incurred and have been insignificant.

Shipping and Handling Costs

For cultivation supply sales, shipping and handling costs are included as a component of cost of revenues.

Income Taxes

The Company has elected to be treated as an S corporation for income tax purposes as provided in Section 1361 of the Internal Revenue Code. In lieu of corporate income taxes, the owners are taxed on their proportionate share of the respective Company’s taxable income. As of December 31, 2013, the Company had elected and maintained its status as an S Corporation. The Company believes it does not have any uncertain tax positions. No provision or liability for federal or state income taxes has been included in the financial statements.

Earnings per Share

The Company reports earnings per share in accordance with FASB ASC 260, Earnings per Share. This statement requires dual presentation of basic and diluted earnings with a reconciliation of the numerator and denominator of the earnings per share computations. Basic earnings per share amounts are based on the weighted average shares of common outstanding. If applicable, diluted earnings per share assume the conversion, exercise or issuance of all common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. There were no adjustments to diluted earnings per share calculation as the Company does not have any dilutive instruments.

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Related Party Transactions

The Company follows FASB ASC subtopic 850-10, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Pursuant to ASC 850-10-20, related parties include: a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Note 3. Recent Accounting Pronouncements

In July 2013, the FASB issued Accounting Standards Update (“ASU”) No. 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists, to resolve the diversity in practice in the presentation of unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The ASU is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013 for all unrecognized tax benefits that exist at the effective date. Early adoption is permitted and retrospective application is permitted. The Company has not elected early adoption or retrospective application of this ASU as it is not applicable to the Company.

In February 2013, the FASB issued ASU No. 2013-02, Comprehensive Income (Topic 220). The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under US GAPP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, and entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. The amendments in this update are effective prospectively for reporting periods beginning after December 15, 2013. Early adoption is permitted. Adoption of this update is not expected to have a material effect on the Company’s results of operations or financial condition.

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Note 4. Accounts receivable

Accounts receivable was comprised of the following amounts as of December 31, 2013:

12/31/2013

Gross accounts receivable from customers	$1,250
Allowance for doubtful accounts	-0-
Accounts receivable, net	$1,250

The Company did not recognize any bad debt expense for the period ended December 31, 2013.

Note 5. Fixed Assets

Fixed assets for the year-ended December 31, 2013, consisted of office equipment and were $1,765, net of accumulated depreciation of $486.

Note 6. Related Party Transactions

From time to time, the Company’s two founder shareholders paid for the Company’s operating expenses which were recorded in due to director. As of December 31, 2013, the balance due from the Company to the two founding shareholders was $3,006.

Note 7. Commitments and Contingent Liabilities

As of December 31, 2013, the Company has no outstanding commitments of contingent liabilities.

Note 8. Capital Stock

The Company is authorized to issue 12,000 common shares at $0.001 par value per share.

Upon the Company’s formation on March 5, 2013, the Company issued 4,000 shares of common stock to each of the co-founders Ellis Smith and Corey Hollister in exchange of $400, which was recorded as a reduction to due from director.

As of December 31, 2013, the Company has 8,000 common shares issued and outstanding.

Note 9. Segment Information

For the year ended December 31, 2013, the Company does not operate in any material, separately reportable operating segments.

Note 10. Subsequent Events

On May 15, 2014, the Company entered into an Agreement and Plan of Merger ("Merger Agreement") with Cannamerica Corp., a wholly-owned subsidiary of Brazil Interactive Media, Inc. (“BIMI”), under which all of the outstanding shares of common stock of the Company will be acquired. The effective time of the Merger shall be upon the filing of Certificates of Merger with the Secretaries of State of the States of Delaware and Colorado, pursuant to applicable statutes. As of the date of this report, July 23, 2014, the documents making the merger effective have not been filed.

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EXHIBIT F

ACC’S UNAUDITED FINANCIAL STATEMENTS FOR QUARTER ENDED MARCH 31, 2014

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HOLLISTER & BLACKSMITH, INC.
dba AMERICAN CANNABIS CONSULTING
BALANCE SHEETS

		March 31, 2014 (unaudited)		December 31, 2013 (audited)
ASSETS				
CURRENT ASSETS				
Cash and cash equivalents	$	8,235	$	17,597
Restricted cash		8,000		-
Prepaid expenses and other current assets		28,250		4,368
Accounts receivable, net		-		1,250
Total current assets		44,485		23,215
PROPERTY AND EQUIPMENT, net		1,618		1,765
Total assets	$	46,103	$	24,980
LIABILITIES AND SHAREHOLDERS' EQUITY				
CURRENT LIABILITIES				
Short-term notes payable	$	35,000	$	-
Deferred revenue		14,625		11,109
Due to director		3,006		3,006
Accrued expenses		5,529		1,698
Accrued payroll liabilities		14,788		636
Accounts payable		3,410		152
Total current liabilities		76,358		16,601
Total liabilities		76,358		16,601
SHAREHOLDERS' EQUITY				
Common stock, $.001 par value; 12,000 shares authorized; 8,000 shares issued and outstanding as of March 31, 2014 and December 31, 2013, respectively		8		8
Additional paid in capital		792		792
Retained earnings		(31,054)		7,579
Total shareholders' equity		(30,254)		8,379
Total liabilities and shareholders' equity	$	46,104	$	24,980

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HOLLISTER & BLACKSMITH, INC.
dba AMERICAN CANNABIS CONSULTING
STATEMENTS OF CASH FLOWS

	For the Three Months Ended March 31, 2014 (unaudited)	From March 5, 2013 (Date of Inception) through March 31, 2013 (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES		
Net income (loss)	$ (34,632)	$ (49)
Adjustments to reconcile net income to net cash provided by operating activities		
Depreciation	146	49
Changes in operating assets and liabilities:		
Restricted cash	(8,000)	-
Prepaid expenses and other assets	(23,882)	-
Accounts receivable	1,250	-
Deferred revenue	3,516	-
Accrued expenses	3,831	-
Accrued payroll liabilities	14,152	-
Accounts payable	3,258	-
Net cash provided by operating activities	(40,361)	-
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of property and equipment	-	-
Net cash used in investing activities	-	-
CASH FLOWS FROM FINANCING ACTIVITIES		
Proceeds from short-term notes payable	35,000	-
Due from director		(800)
Proceeds from issuance of common stock	-	800
Distributions to owners	(4,000)	-
Net cash used in financing activities	31,000	-
NET INCREASE IN CASH AND CASH EQUIVALENTS	(9,361)	-
CASH AND CASH EQUIVALENTS, beginning of period	17,597	-
CASH AND CASH EQUIVALENTS, end of year	$ 8,236	$ -
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION		
Cash paid during the period for interest	$ -	$ -
Cash paid during the period for income taxes	$ -	$ -

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Note 1. Organization and Description of Business

Hollister & Blacksmith, Inc. dba American Cannabis Consulting (the “Company” or “ACC”) was incorporated on March 5, 2013 under the laws of the State of Colorado. ACC is based out of Denver, CO, and operates a fully integrated business model that features end-to-end solutions for businesses operating in the cannabis industry in states and countries where cannabis is regulated and has been de-criminalized for medical use and/or legalized for recreational use.

ACC provides its clients end-to-end solutions based on its specialized knowledge of and experience with operating in regulated cannabis industries. ACC is both a consulting and advisory service provider and a supplier of products and equipment to businesses operating in this unique industry. The Company’s consultants and advisors providing services to clients consist of the Company’s two officers and directors and three independent contractors.

The Company was incorporated on March 5, 2013 under the laws of the State of Colorado. Upon formation, each of the co-founders Ellis Smith and Corey Hollister were issued 4,000 shares of common stock in exchange for $400. This constituted 100% of the issued and outstanding shares of the Company’s common stock and voting rights. Mr. Smith and Mr. Hollister are the sole directors and officers of the Corporation.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The financial statements are prepared in accordance with the accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company has elected a fiscal year ending on December 31.

Use of Estimates in Financial Reporting

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses during the periods presented. Actual results could differ from these estimates. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are deemed to be necessary. Significant estimates made in the accompanying financial statements include but are not limited to following: those related to revenue recognition, allowance for doubtful accounts and unbilled services, lives and recoverability of equipment and other long-lived assets, contingencies and litigation. The Company is subject to uncertainties, such as the impact of future events, economic, environmental and political factors, and changes in the business climate; therefore, actual results may differ from those estimates. When no estimate in a given range is deemed to be better than any other when estimating contingent liabilities, the low end of the range is accrued. Accordingly, the accounting estimates used in the preparation of the Company's financial statements will change as new events occur, as more experience is acquired, as additional information is obtained and as the Company's operating environment changes. Changes in estimates are made when circumstances warrant. Such changes and refinements in estimation methodologies are reflected in reported results of operations; if material, the effects of changes in estimates are disclosed in the notes to the financial statements.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Cash and cash equivalents are held in operating accounts at a major financial institution. Our cash balances at March 31, 2014 and December 31, 2013 do not exceed the deposit insurance limits for the financial institutions.

Restricted Cash

Restricted cash is recorded at cost, which approximates fair value. Restricted cash included in current assets on our balance sheet was $8,000 and $0 at March 31, 2014 and December 31, 2013, respectively. Restricted cash at March 31, 2014 relates to the remaining proceeds from a short-term note entered into on March 21, 2014 (see Note 7. Notes Payable) which restricts the use of its proceeds. The note which in total was for $35,000 restricts the use of the funds to $30,000 for manufacturing a new piece of equipment designed and developed by the Company which it will be selling to its client; and $5,000 to produce associated marketing materials for it. At March 31, 2014, the Company had spent $27,000 of the total note on a deposit required by the equipment manufacturer to begin manufacturing (see Note 4. Prepaid Expenses and Other Currents Assets). Violation of the cash restrictions triggers default of the note, the Company was in compliance with the cash restrictions as of March 31, 2014.

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Prepaid Expenses and Other Current Assets

This amount is comprised of advance payments made to third parties for independent contractors’ services, general expenses and inventory deposits. Prepaid services and general expenses are amortized over the applicable periods which approximate the life of the contract. When the Company has taken title to inventory which deposits were for, the related amount is classified as inventory and recognized as a cost of revenues (see “Cost of Revenues” below).

Accounts Receivable

Accounts receivable are recorded at face amounts less an allowance for doubtful accounts. On a periodic basis, we evaluate our accounts receivable and, if necessary, establish the allowance for doubtful accounts by calculating and recording a specified percentage of the individual open receivable balances. Specific allowances are also recorded based on historical experience, analysis of past due accounts, client creditworthiness and other current available information. However, our actual experience may vary from our estimates. If the financial condition of our clients were to deteriorate, resulting in their inability or unwillingness to pay our fees, we may need to record additional allowances or write-offs in future periods. This risk is mitigated to the extent that we typically receive retainers from some of our clients prior to performing significant services.

The provision for doubtful accounts is recorded as a reduction in revenue to the extent the provision relates to fee adjustments and other discretionary pricing adjustments. To the extent the provision relates to a client's inability to make required payments on accounts receivables, the provision is recorded in operating expenses.

Significant Clients and Customers

For the period ended March 31, 2014 three clients individually accounted for 10% or more and 82% in aggregate of the Company’s total revenues. The Company did not have any revenues for the period ended March 31, 2013.

The Company did not have any outstanding gross accounts receivables at December 31, 2013. At December 31, 2013, one client represented 100% of our gross accounts receivable balance.

Fixed Assets

Equipment is stated at cost. Maintenance and repairs are expensed as incurred. Depreciation of owned equipment is provided using the straight-line method over the estimated useful lives of the assets, ranging from two to seven years. Fixed assets are reviewed for impairment as discussed below under “Accounting for the Impairment of Long-Lived Assets.” We did not capitalize any interest as of March 31, 2014 and December 31, 2013.

Accounting for the Impairment of Long-Lived Assets

The Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Upon such an occurrence, recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to forecasted undiscounted net cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. For long-lived assets held for sale, assets are written down to fair value, less cost to sell. Fair value is determined based on discounted cash flows, appraised values or management's estimates, depending upon the nature of the assets. The Company has not recorded any impairment charges related to long-lived assets as of March 31, 2014 and as of December 31, 2013.

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Revenue Recognition

Revenue is recognized in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 605, Revenue Recognition. The Company recognizes revenue when persuasive evidence of an arrangement exists, the related services are rendered or delivery has occurred, the price is fixed or determinable and collectability is reasonably assured.

The Company primarily generates revenues from professional services consulting agreements. These arrangements are generally entered into on a time basis, for a fixed-fee or on a contingent fee basis. Generally, a prepayment or retainer is required prior to performing services.

Revenues from time based engagements are recognized as the hours are incurred by the Company.

Revenues from fixed-fee engagements are recognized under the completed or proportional performance methods. Management reviews arrangement to determine whether or not the fixed-fee is for a final deliverable or act which is significant to the arrangement as a whole. If it is, revenue is recognized under the completed performance method, in which revenue is recognize once the final act or deliverable is performed or delivered. Revenue recognized under the proportional performance method is recognized as services are performed. Under this method, the Company estimates the amount of completed work versus the total services to be provided under the arrangement or deliverable in order to determine the amount of revenue to be recognized. Revenue recognition is affected by a number of factors that change the estimated amount of work required to complete the deliverable, such as changes in scope, timing, awaiting notification of license award from local government, and the level of client involvement. Losses, if any, on fixed-fee engagements are recognized in the period in which the loss first becomes probable and reasonably estimable. As of March 31, 2014 and December 31, 2013, such losses have not been significant. The Company believes if an engagement terminates prior to completion it can recover the costs incurred related to the services provided.

The Company has some arrangements for which the revenues are contingent upon achieving a pre-determined deliverable or future outcome. Any contingent revenue for these arrangements is not recognized until the contingency is resolved and collectability is reasonably assured.

The Company’s arrangements with clients may include terms to deliver multiple services or deliverables. These contracts specifically identify the services to be provided with the corresponding deliverable. The value for each deliverable is determined based on the prices charged when each element is sold separately or by other vendor-specific objective evidence (“VSOE”). Revenues are recognized in accordance with our accounting policies for the elements as described above. The elements qualify for separation when the deliverables have value on a stand-alone basis and the value of the separate elements can be established by VSOE or an estimated selling price. While assigning values and identifying separate elements requires judgment, generally selling prices of the separate elements are readily identifiable as the Company also sells those elements individually outside of a multiple services engagement. Contracts with multiple elements are typically fixed-fee or on time basis. Arrangements are typically terminable by either party upon sufficient notice and do not include provisions for refunds relating to services provided.

Differences between the timing of billings and the recognition of revenue are recognized as either unbilled services or deferred revenue in the accompanying balance sheet. Revenues recognized for services performed, but not yet billed to clients are recorded as unbilled services.

Reimbursable expenses, including those relating to travel, other out-of-pocket expenses and any third-party costs, are included as a component of revenues. Typically, an equivalent amount of reimbursable expenses are included in total direct client service costs. Reimbursable expenses related to time and materials and fixed-fee engagements are recognized as revenue in the period in which the expense is incurred and collectability is reasonably assured. Taxes collected from customers and remitted to governmental authorities are presented in the income statement on a net basis.

Revenue from supply and equipment sales, including the delivery fee, is recognized when an order has been obtained, the price is fixed and determinable, the product is shipped, title has transferred and collectability is reasonably assured. Generally, our suppliers’ drop-ship orders to our clients with origin terms. For any shipments with destination terms, the Company defers revenue until delivery to the customer. As of March 31, 2014 and December 31, 2013, sales returns have not been significant and as such, a sales return allowance has not been recorded.

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Cost of Revenues

The Company’s policy is to recognize cost of revenue in the same manner in conjunction with revenue recognition, when the costs are incurred. Cost of revenue includes the costs directly attributable to revenue recognition and includes Compensation and fees for services, Travel and other expenses for services and cost of supplies. Selling, general and administrative expenses are charged to expense as incurred.

Advertising

Advertising costs, which are included as a component of selling and marketing expense, are expensed as incurred and have been insignificant.

Shipping and Handling Costs

For supply and equipment sales, shipping and handling costs are included as a component of cost of revenues.

Income Taxes

The Company has elected to be treated as an S corporation for income tax purposes as provided in Section 1361 of the Internal Revenue Code. In lieu of corporate income taxes, the owners are taxed on their proportionate share of the respective Company’s taxable income. As of March 31, 2014 and December 31, 2013, the Company had elected and maintained its status as an S Corporation. The Company believes it does not have any uncertain tax positions. No provision or liability for federal or state income taxes has been included in the financial statements.

Earnings per Share

The Company reports earnings per share in accordance with FASB ASC 260, Earnings per Share. This statement requires dual presentation of basic and diluted earnings with a reconciliation of the numerator and denominator of the earnings per share computations. Basic earnings per share amounts are based on the weighted average shares of common outstanding. If applicable, diluted earnings per share assume the conversion, exercise or issuance of all common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. There were no adjustments to diluted earnings per share calculation as the Company does not have any dilutive instruments.

Related Party Transactions

The Company follows FASB ASC subtopic 850-10, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Pursuant to ASC 850-10-20, related parties include: a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

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Note 3. Recent Accounting Pronouncements

In July 2013, the FASB issued Accounting Standards Update (“ASU”) No. 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists, to resolve the diversity in practice in the presentation of unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The ASU is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013 for all unrecognized tax benefits that exist at the effective date. Early adoption is permitted and retrospective application is permitted. The Company has not elected early adoption or retrospective application of this ASU as it is not applicable to the Company.

In February 2013, the FASB issued ASU No. 2013-02, Comprehensive Income (Topic 220). The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under US GAPP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, and entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. The amendments in this update are effective prospectively for reporting periods beginning after December 15, 2013. Early adoption is permitted. Adoption of this update is not expected to have a material effect on the Company’s results of operations or financial condition.

Note 4. Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets were comprised of the following amounts as of March 31, 2014 and December 31, 2013:

Note 5. Accounts receivable

Accounts receivable was comprised of the following amounts as of March 31, 2014 and December 31, 2013:

The Company did not recognize any bad debt expense for the periods ended March 31, 2014 and 2013.

Note 6. Fixed Assets

The Company recorded depreciation expense of $146 and $49 for the periods ended March 31, 2014 and 2013, respectively.

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Note 7. Notes Payable

On March 21, 2014, the Company entered into a secured promissory note with Duchess Opportunity Fund, II, LP, in the amount of $35,000 which bears interest of 5% per annum. The agreement restricts the use of $30,000 of the funds toward manufacturing costs for the first model of a new piece of cultivation equipment designed by the Company which it will be selling to its clients, and $5,000 for the production of marketing materials of the equipment (see “Restricted Cash” under Note 2. Summary of Significant Accounting Policies and Note 4. Prepaid Expenses and Other Current Assets). The note is secured by the piece of equipment which the funds are being used to manufacture. The maturity date is stated as the earlier of: 1) May 15, 2014; 2) within 30 days of demand; 3) the Company receiving any funding; or 4) the Company receiving payment from the sale of the equipment the borrowed funds are being used to purchase.

As of March 31, 2014, the Company is in compliance with all covenants required by the note which consist of the following: 1) good standing of corporate existence and authorization; 2) compliance with all material laws applicable to its business; and 3) no tax liens, encumbrances, past due debt, or increase in debt while the loan is outstanding. The Company recorded interest expense related to this note of $43 and $0 for the periods ended March 31, 2014 and 2013, respectively.

Note 8. Related Party Transactions

From time to time, the Company’s two founder shareholders paid for the Company’s operating expenses which were recorded in due to director. As of March 31, 2014 and December 31, 2013, the balance due from the Company to the two founding shareholders was $3,006.

Note 9. Commitments and Contingent Liabilities

As of March 31, 2014 and December 31, 2013, the Company has no outstanding commitments of contingent liabilities.

Note 10. Capital Stock

The Company is authorized to issue 12,000 common shares at $0.001 par value per share.

Upon the Company’s formation on March 5, 2013, the Company issued 4,000 shares of common stock to each of the co-founders Ellis Smith and Corey Hollister in exchange of $400, which was recorded as a reduction to due from director.

As of March 31, 2014 and December 31, 2013, the Company has 8,000 common shares issued and outstanding.

Note 11. Segment Information

For the periods ended March 31, 2014 and 2013, the Company does not operate in any material, separately reportable operating segments.

Note 12. Subsequent Events

On May 15, 2014, the Company entered into an Agreement and Plan of Merger ("Merger Agreement") with Cannamerica Corp., a wholly-owned subsidiary of Brazil Interactive Media, Inc. (“BIMI”), under which all of the outstanding shares of common stock of the Company will be acquired. The effective time of the Merger shall be upon the filing of Certificates of Merger with the Secretaries of State of the States of Delaware and Colorado, pursuant to applicable statutes. As of the date of this report, July 29, 2014, the documents making the merger effective have not been filed.

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EXHIBIT G

CERTIFICATE OF AMENDMENT OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

BRAZIL INTERACTIVE MEDIA, INC.

Brazil Interactive Media, Inc. (the “Corporation”) hereby certifies that:

1.	FIRST: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 24, 2001 under the name “NatureWell, Incorporated”, and a Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 20, 2006.

2.	SECOND: A Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 21, 2013 whereby the Corporation, among other things, changed the name of the Corporation to “Brazil Interactive Media, Inc.”

3.	THIRD: Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment to the Restated Certificate of Incorporation, as amended (this “Amendment”), further amends the provisions of the Corporation’s Restated Certificate of Incorporation.

4.	FOURTH: The terms and provisions of this Amendment have been duly approved by written consent of the required number of shares of outstanding stock of the Corporation pursuant to Subsection 228(a) of the General Corporation Law of the State of Delaware.

5.	FIFTH: Article First of the Corporation’s Restated Certificate of Incorporation, as amended, is deleted in its entirety and substituted by the following:

“The name of the Corporation is American Cannabis Company, Inc.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Corporation’s Restated Certificate of Incorporation, as amended, on ________, 2014.

Corey Hollister
Chief Executive Officer